Exhibit 10.6







                       Amendment No. 5

            TO THE A319/A320/A321 PURCHASE AGREEMENT

                dated as of October 31, 1997

                          between

                      AVSA, S.A.R.L.,

                            and

                    US AIRWAYS GROUP, INC.




This Amendment No. 5 (hereinafter referred to as the "Amendment") entered into as of October 29, 1999, by and between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac, FRANCE (hereinafter referred to as the "Seller"), and US Airways Group, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its executive offices located at 2345 Crystal Drive, Arlington, VA 22227, U.S.A. (hereinafter referred to as the "Buyer") ;

                        WITNESSETH :

     WHEREAS, the Buyer and the Seller entered into an Airbus A319/A320/A321 Purchase Agreement, dated as of October 31, 1997, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus Industrie A319, A320 and A321 model aircraft which agreement, together with all Exhibits, Appendices and Letter Agreements attached thereto (the "Purchase Agreement") and as amended by Amendment No. 1 dated as of June 10, 1998, Amendment No. 2 dated as of January 19, 1999, Amendment No. 3 dated as of March 31, 1999 and Amendment No. 4 dated as of August 31, 1999, is hereinafter called the "Agreement."

     WHEREAS, the Buyer wishes to exercise its Conversion Rights under the Agreement to purchase *** Aircraft.

     WHEREAS, the Buyer and the Seller agree to certain other amendments to the Agreement.

     NOW, THEREFORE, IT IS AGREED AS FOLLOWS :

1.  DEFINITIONS
    -----------
    Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms "herein," "hereof," and "hereunder" and words of similar import refer to this Amendment.

    *** Aircraft firmly ordered by the Buyer are hereinafter referred to as "Firm *** Aircraft."

2.  DELIVERY
    --------
2.1 Pursuant to the terms of Paragraph 1 of Letter Agreement No. 4 to the Purchase Agreement, the Buyer is exercising its Conversion Rights by converting *** Firm *** Aircraft into firm *** Aircraft, the aircraft so converted being referred to collectively as the "Converted Firm *** Aircraft."

2.2 Therefore, the delivery schedule set forth in Subclause 9.1.1 of the Purchase Agreement, as amended, is hereby superseded and replaced by the schedule set forth in Appendix 1 hereto.

3.  SPECIFICATION
    -------------
3.1 Standard Specification
    ----------------------
    The second Subclause 2.2 (ii) of the Purchase Agreement is canceled and replaced by the following quoted text.

    QUOTE

    (iii) The Firm A321 Aircraft will be manufactured in accordance with the A321-200 Standard Specification Document
    No. E.000.02000, Issue 2, dated January 30, 1998 (the "A321
    Standard Specification"), as amended to include (i) the following design weights, MTOW=93 metric tons, MLW=77.8 metric tons, MZFW=73.8 metric tons, and (ii) two (2) auxiliary center tanks ("ACTs").

    UNQUOTE

    The A321 Standard Specification annexed to the Purchase
    Agreement as Exhibit "A-3" is canceled and replaced by Appendix 2 to this Amendment.

3.2 Specification Changes
    ---------------------
    The Buyer and the Seller will agree on the list of SCNs amending the A321 Standard Specification not later than December 17, 1999. It is the intention of the parties that, with the exception of the ACTs and the modifications resulting from the increase in design weights, the A321 Standard Specification, as amended by such SCNs, will be identical to the A321 Specification defined in the Purchase Agreement. The list of SCNs so agreed will replace the change orders ("Change Orders") listed in Exhibit "B" to the Purchase Agreement with respect to the A321 Aircraft. The price of the individual SCNs will be ***. The A321 Standard Specification, as amended by said forthcoming SCNs, is hereinafter referred to as the "A321 Specification."

4.  AIRFRAME PRICE
    --------------

    Subclause 4.1.1.3 (i) of the Purchase Agreement is canceled and replaced by the following quoted text.

    QUOTE

    The Base Price of the Standard A321 Airframe, as defined in the A321 Standard Specification set forth in Appendix 2 of
    Amendment No. 5 to the Purchase Agreement, as amended to include increased design weights and two (2) ACTs (excluding
    Buyer Furnished Equipment and SCNs), at delivery conditions prevailing in January 1996, which is:

                    US $***
                (US dollars-***)

    UNQUOTE

5.  PREDELIVERY PAYMENTS
    --------------------

    Pursuant to the terms of Subparagraph 1.2 of Letter Agreement No. 4 to the Purchase Agreement, the Buyer will pay the difference between the Predelivery Payments the Buyer has paid prior to the date hereof and what it would have paid had the Converted Firm *** Aircraft been ordered when the Purchase Agreement was first entered into by the Buyer and the Seller. The Buyer will make this payment within three (3) Working Days of execution of this Amendment, and the conversion will be effective when the Seller has received such payment.

6.  FLEXIBILITY RIGHTS
    ------------------

6.1 Conversion Rights
    -----------------

6.1.1  The conversion of the *** Converted Firm *** Aircraft is
        ***.

6.1.2 The *** Converted Firm *** Aircraft will ***. The Seller will make all reasonable efforts not to ***.

6.2 ***

7.  ***

8.  PERFORMANCE GUARANTEES
    ----------------------

    The Buyer and the Seller will agree on performance guarantees for the A321 Aircraft not later than December 17, 1999. These performance guarantees will be based on Exhibit 3 of Amendment No.1 to the Purchase Agreement, which will be amended to reflect the changes in the A321 Specification, notably the increased design weights and the ACTs.

    The payload guaranteed on the route PHL-SFO, using the same parameters as in Exhibit 3 of Amendment No.1 to the Purchase Agreement, is *** lbs for the A321 Aircraft equipped with CFM International CFM56-5B3/P Propulsion Systems, and *** lbs for the A321 Aircraft equipped with International Aero Engines V2533-A5 Propulsion Systems.

9.  EFFECT OF AMENDMENT
    -------------------

9.1 The Agreement will be deemed to be amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

9.2 Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

10. ASSIGNMENT
    ----------
    This Amendment and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 10 will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Purchase Agreement will apply to this Amendment.

11. GOVERNING LAW
    -------------

    THIS AMENDMENT WILL BE GOVERNED BY AND ITS PERFORMANCE
    CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS
    CONVENTION ON THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS TRANSACTION.



If the foregoing correctly sets forth our understanding, please execute this Amendment in the space provided below, whereupon, as of the date first above written, this Amendment will constitute part of the Agreement.

Agreed and accepted                   Yours sincerely,

US AIRWAYS GROUP, INC.                AVSA, S.A.R.L.





By:   /s/ Thomas A. Fink              By:   /s/ Michele Lascaux
     -------------------                   --------------------

Its:  Vice President - Purchasing     Its:   Director Contracts
      ---------------------------          --------------------




Appendix 1 to Amendment No. 5
-----------------------------


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